Apr. 30, 2019
02.28 VIP Strategic Income Portfolio Initial, Service, Service 2 PRO-08 | Strategic Income Portfolio
Supplement to the Fidelity® Variable Insurance Products Strategic Income Portfolio Initial Class, Service Class and Service Class 2 April 30, 2019 Prospectus
  Foreign Currency Transactions. Although a forward foreign currency exchange contract is used to reduce or hedge a fund’s exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.